Exhibit 99.1
Bally Total Fitness Corporation Investor Presentation December 2005

Forward-looking statements in this presentation, including, without limitation, statements relating to the Company's plans, strategies, objectives, expectations, intentions, and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, among others, the following: the outcome of the SEC and Department of Justice investigations; the communication by Bally's management and independent auditors of the existence of material weaknesses in internal controls over financial reporting; general economic and business conditions; competition; success of operating initiatives, advertising and promotional efforts; existence of adverse publicity or litigation (including various shareholder litigations) and the outcome thereof and the costs and expenses associated therewith; acceptance of new product and service offerings; changes in business strategy or plans; availability, terms and development of capital; business abilities and judgment of personnel; changes in, or the failure to comply with, government regulations; ability to remain in compliance with, or obtain waivers under, the Company's loan agreements and indentures; the ability to maintain existing or obtain new sources of financing, on acceptable terms or at all, to satisfy the Company's cash needs and obligations; and other factors described in filings of the Company with the Securities and Exchange Commission.

Bally's Significant Progress Transforming the business model and turning around operations Issued five years of financial information Addressing capital structure and enhancing Board Focused on delivering shareholder value

Transforming the Business Model and Turning Around Operations

Bally Continues to Lead the Growing Health Club Industry with 9% of the industry total 41.3MM members... (In millions) * Source: IHRSA Estimates 2005 Industry Report, 11/12/05

....and 7% of the Total Market Revenue of almost $15BB (In billions) * Source: IHRSA Estimates 2005 Industry Report, 11/12/05

2005 Action Plan Improved Operating Fundamentals Increased member adds Improved member retention Eliminate low-priced renewals Improved Financial Fundamentals Revenue and operating income growth Operating margin expansion Increased returns on invested capital Operating Cost Savings Initiatives New Club Model (NCM) Footprint Optimization / Strategic CapEx New Integrated Marketing Strategy Focus on People Grow In-Club Services Build-Your-Own- Membership (BYOM)

Details of 2005 Action Plan Build Your Own Membership Objectives Increased new member adds Higher short-term retention and member satisfaction More personal training (PT) sold at the point of membership sale Reduced staff training requirements due to simpler enrollment process Lower employee turnover due to more comfortable sales environment Build-Your-Own- Membership (BYOM)

Prior to 2005, Bally was known for hard selling Down selling from the most expensive membership Only long-term contracts Dramatically reduced "renewal dues" forced ever increasing new membership signups Build-Your-Own- Membership (BYOM)

BYOM is now in every market. This is the new membership presentation form. Build-Your-Own- Membership (BYOM)

Continued New Member Growth on Top of Record 2004 21% Increase (In thousands) (In thousands)

New Club Model General manager who is a single point of accountability for club P&L and service levels Focus on member retention Shift focus from only sales to include health and fitness knowledge Cross-trained employees reduces required staffing and improves customer service All gym employees aligned by goals; pay based on corporate objectives NCM is a structure that reinforces behavior Bally wants from managers: having a bottom-line focus, taking initiative, handling member issues, focusing on retention, and optimizing staff efficiency. Details of 2005 Action Plan New Club Model (NCM)

Bally has an opportunity to leverage its existing member base to drive incremental revenue through in-club services Improve retail operations, driving profitability from this $50MM in annual revenue business Grow personal training (PT) revenue Point-of-sale PT under BYOM should drive improved results Small group personal training, introduced October 2005, is projected to drive PT growth Grow nutrition program through presence in sales presentation Expand membership offerings to include new programs that fit member base needs and wants such as martial arts, massage, and clinical services Expand Bally branded nutrition products - now sold in approximately 7,000 outlets, including Wal-Mart Details of 2005 Action Plan Grow In-Club Services

Evolving into a fitness and nutrition leader Fitness is a $12 billion industry with annual growth of 5-8% over the last 5 years Weight loss is a $40 billion industry and expected to grow 6% annually in the US alone. The global nutrition industry is estimated at $182 billion More visibility of the need for fitness AND nutrition: 2005 government food pyramid includes a recommendation for exercise Numerous highly visible studies on the obesity epidemic in the US Physically inactive people are twice as likely to develop coronary heart disease, the leading cause of death in the US 25% of children in the US spend 4+ hours per day watching TV Only 15% of adults are physically active 5 days per week 40% of adults have no regular physical activity 30% (60 million) of Americans are obese, 65% are overweight Bally is the only nationwide provider of fitness and nutrition Grow In-Club Services

Details of 2005 Action Plan Bally launched its "Making it Personal" marketing campaign in October 2005 New marketing efforts for January include an innovative advertising campaign showing real Bally members over the course of 30 days New Integrated Marketing Strategy Marketing Strategy Marketing Strategy

Details of 2005 Action Plan Goal: Improve Profitability and Cash Flow Evaluated outsourcing options for service centers, payroll and accounts payable Implemented alternative advertising strategies to lower overall costs Streamlined management and cut costs New club model staffing creates more efficiency at the club level Improved efficiencies in the National Service Center We are pursuing further cost savings and evaluating sales of non-core assets. Callout Box Operating Cost Savings Initiatives

We Have Diligently Controlled Field Expenses as a Percent of Revenue

G&A and IT costs have increased through 9/30/05 due to restatement, Sarbanes Oxley and litigation costs. Membership services costs have decreased more than $16MM or 3% over the nine month period in 2004. (In $, thousands) (In $, thousands)

Details of 2005 Action Plan Goal: Improve Profitability and Cash Flow Turnaround underperforming clubs or pursue exit alternatives Analyze and pursue rent reduction opportunities Sale of Crunch Fitness Additional non-core asset sales possible Evaluate real estate sales and sale-leasebacks Franchising clubs in smaller markets Focus CapEx on optimizing current clubs and markets We are pursuing further cost savings and evaluating sales of non-core assets. Callout Box Footprint Optimization / Strategic CapEx

Capital Expenditures Have Decreased as We Focus on Existing Clubs vs New Clubs (In thousands) (In thousands)

Details of 2005 Action Plan Customer service training Implement performance evaluation program and realign incentives and rewards Focus on attracting quality people for every position Recruit top talent in key positions CFO - Carl Landeck (Levitz) CMO - Jim McDonald (RadioShack) General Counsel - Marc Bassewitz (Latham & Watkins) Corporate Controller - David Reynolds (Comdisco) Treasurer - Kathy Abbott (JP Morgan, Budget Rent a Car) CIO - Gail Holmberg (Sears) Creative Director - Betsy Erickson (Young & Rubicam) Customer Relations - Michael Marasco (Digitas) We are strengthening leadership through key new hires, streamlining the management structure, and emphasizing and rewarding responsibility and accountability. Callout Box Callout Box Focus on People

Bally is in the middle of the biggest turnaround in the health club industry: Fundamental shift in how we measure success; retention and service are key drivers Radical change to our membership presentation process Fundamental changes to focus on profitability Stopped discounting renewal dues Innovative staffing and design configurations that enhance the customer experience Better accountability systems at all levels Regaining our standing as the leading innovator in the health club industry Getting and keeping employees who put customer service and fitness knowledge first Where We Are Today

Issued Financial Results

Summary of Results 2004 Operating Income Before Impairment Charges $53.4 Million vs $35.2 Million in 2003, Up $18.2 Million, 52% Nine Month 2005 Operating Income Before Impairment Charges $61.7 Million vs $36.4 Million in 2004, Up $25.3 Million, 70% Nine-Month $1.8 Million Profit vs 2004 and 2003 Losses of $13.3 Million and $19.6 Million, Respectively 2005 New Member Joins Up 4.4 Percent; Total Members Down 1% 2004 Record New Member Joins Up 21% Over Prior Year

Operating Income Grew 70% in 2005 and 52% Before Impairment Charges in 2004 Over Prior Year (In thousands) (In thousands) *Operating income before impairment charges.

Bally Posted First Quarterly Profit in 5 Years *After asset impairment changes of $74.1MM and $15.2MM in 2003 and 2004, respectively. (In thousands) (In thousands)

Net Revenues Have Been Increasing (In thousands) (In thousands)

Membership Revenue Increased in 2004 and 2005 Membership revenue was driven by an increase in the average monthly revenue per member of 3% or $19.70 for the nine months 2005 vs $19.17 in 2004 and $19.11 in 2003. (In thousands) (In thousands)

Personal Training Revenue Increased in 2004 and 2005 (In thousands) (In thousands)

Retail Revenue Decreased in 2004 and 2005, but Opportunity Exists for Meaningful Profit (In thousands) (In thousands)

Addressing Capital Structure and Enhancing the Board

Addressing Capital Structure Bally requires additional capital to grow Company for the future Hired J.P. Morgan Securities Inc. to explore range of strategic alternatives, working in collaboration with The Blackstone Group May include recapitalization, sale of securities or assets, or sale or merger with another entity or strategic partner Fair, independent, transparent process in place

Supporting An Independent, Highly Qualified Board of Directors Recently Appointed Two New Independent Directors to Vacant Seats Steven Rogers, Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University, Evanston, IL; Director at AMCORE Financial, Inc. (NASD: AMFI), Duquesne Light Holdings, Inc. (NYSE: DQE), S.C. Johnson & Sons, Inc., SUPERVALU, Inc. (NYSE: SVU) Adam Metz, co-founding partner of Polaris Capital, former CEO of Urban Realty Trust; Director at General Growth Properties (NYSE GCP) Supporting Two Nominees Recommended By Largest Shareholder Charles Burdick, CEO Hit Entertainment Barry Elson, Acting CEO Telewest Global Also Recommending Eric Langshur for Re-election Founder, CEO TLContact, Inc. Independent director since 2004; Chairman of Audit Committee Key addition to highly qualified, experienced board

Looking Ahead to 2006

2006 Objectives Become a true leader in the wellness, fitness and nutrition business Expand offering to include all aspects of fitness, nutrition, and wellness Continue employee training to improve fitness and nutrition knowledge Expand nutrition program Focus on member service and retention Create a member loyalty program Reduce ongoing attrition Improve service through better customer interaction Incent all levels of management to provide better member service Invest in total customer experience Continually improve website based on user feedback Focus on employee training Execute club remodels Identify and implement service center improvements

2006 Objectives (Cont'd) Grow number of new members who join and expand the ways they can join Allow members to sign up online Encourage more relationships through corporate sales Initiate insurance company relationships Create a more efficient and loyal organization Continue rollout of New Club Model Optimize field leadership structure Incent profitability and customer service Provide ongoing training and development Create opportunities for all employees Increase profitability by developing additional revenue sources and optimizing product and services offerings Nutrition products Small group personal training Pilates Total Martial Arts Bally Blast line of products

Bally's Significant Progress Transforming the business model and turning around operations Issued five years of financial information Addressing capital structure and enhancing Board Focused on delivering shareholder value

Appendix: Summary of Major Accounting Changes

Summary of Major Accounting Changes Revenue recognition Fixed assets Impairment of goodwill and other intangible assets Lease accounting Other significant changes

Revenue Recognition Down payments/ enrollment fees Financed membership fee & monthly dues-initial term Monthly access fee - month-to-month Monthly dues - renewal term Paid-in-full Prepaid accelerations Membership Revenue Components:

Revenue Recognition Down payments / enrollment fee Financed membership fee & monthly dues - initial term Paid-in-full Prepaid accelerations Personal training Recognized without deferral: Monthly access fee - month-to-month Monthly dues - renewal term Retail Miscellaneous Deferred Recognition:

Revenue Recognition Deferred revenue recognized over terms developed through studying historical member behavior Methodology involves "pools" recognized over the various terms Required by accounting standards SAB 104 and EITF 00-21 (Bargain renewal and multiple deliverables)

Fixed Assets Reduced depreciable lives to the lesser of the asset's economic life, the remaining lease term or 15 years for most assets classes Evaluated impairment at the club level vs market level previously used

Impairment of Goodwill and Other Intangible Assets Reduced estimated useful life of goodwill for 1980s and 1990s acquisitions from 40 years to 10 years for all acquisitions prior to FASB 121 Engaged valuation expert to value assets and liabilities acquired in all major acquisitions in 1998-2002 time period Evaluated impairment after 12/31/01 under FASB 142 at individual market level vs company level previously used

Lease Accounting Changed to straight line method of recording rent expense Reclassified tenant allowances to deferred rent liabilities from reduction of PPE

Other Accounting Changes Member bonds - recorded liability for reimbursement of cost of certain 1980's memberships sold Self insurance liabilities - hired actuary to estimate future claims obligations Member acquisition costs - expensed previously deferred costs from 2002 and prior Capitalized software development - expensed previously deferred internal costs to develop internal use computer software Capitalized maintenance - expensed previously capitalized internal maintenance compensation Capitalized advertising - expensed production costs the first time advertising was used rather than deferring recognition of these costs over the life of the advertising Pre-opening costs - expensed as incurred rather than deferring until after the opening of the club Foreign exchange gains/losses - adjusted gains and losses recognized Escheatment obligations - recorded liability for escheatment of certain supplier and payroll-related checks not cashed Income taxes - increased valuation allowance to reflect tax effects of restatements

Important Additional Information Will be Filed with the SEC
On December 6, 2005, Bally filed a preliminary proxy statement with the SEC. The proxy statement, when final, will be mailed to Bally stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT BALLY. Investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed with the Securities and Exchange Commission (the “SEC”) by Bally through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Bally by directing a request to Bally Total Fitness Holding Corporation, 8700 West Bryn Mawr Avenue, Chicago, Illinois 60631, Attention: Investor Relations: Proxy Request.
LISTING OF PERSONS WHO MAY BE DEEMED “PARTICIPANTS” IN THE SOLICITATION AND CERTAIN INFORMATION CONCERNING SUCH PERSONS IS SET FORTH IN THE COMPANY’S PRELIMINARY PROXY STATEMENT DATED DECEMBER 6, 2005, WHICH MAY BE OBTAINED THROUGH THE WEB SITE MAINTAINED BY THE SEC AT www.sec.gov.SINCE SUCH DATE, CARL J. LANDECK AND JAMES A. MCDONALD HAVE SOLD 25,000 AND 50,000 SHARES OF BALLY COMMON STOCK, RESPECTIVELY, AND ADAM S. METZ PURCHASED 20,000 SHARES OF BALLY COMMON STOCK.